UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2024

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive offices) (Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 10, 2024, Southwestern Energy Company, a Delaware corporation (NYSE: SWN) (“Southwestern” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chesapeake Energy Corporation, an Oklahoma corporation (NASDAQ: CHK) (“Chesapeake”), Hulk Merger Sub, Inc., a Delaware corporation and a newly formed, wholly-owned subsidiary of Chesapeake (“Merger Sub”) and Hulk LLC Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Chesapeake (“LLC Sub” and together with Merger Sub, Southwestern and Chesapeake, the “Parties”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Southwestern, with Southwestern continuing as the surviving entity (the “Surviving Corporation”) and a wholly-owned subsidiary of Chesapeake (the “Merger”).

At the time the Merger becomes effective (the “Effective Time”), (i) each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted automatically into one (1) share of common stock, par value $0.01 per share, of Southwestern (“Southwestern Common Stock”), which will constitute the only outstanding shares of capital stock of Southwestern immediately following the Effective Time and (ii) each share of Southwestern Common Stock issued and outstanding immediately prior to the Effective Time (excluding certain excluded shares held by Southwestern as treasury shares, or by Chesapeake or Merger Sub or LLC Sub, and certain equity awards of Southwestern) (such shares of Southwestern Common Stock, the “Eligible Shares”) will be converted automatically into the right to receive the number of shares of Chesapeake common stock, par value $0.01 per share (“Chesapeake Common Stock”) equal to 0.0867 (the “Exchange Ratio”), such that the aggregate consideration to be paid to the holders of Eligible Shares in the transaction will consist of validly issued, fully paid and nonassessable shares of Chesapeake Common Stock (the “Merger Consideration”). The Merger Consideration is subject to adjustment as provided in the Merger Agreement. No fractional shares of Chesapeake Common Stock will be issued in the Merger, and holders of shares of Southwestern Common Stock will receive cash in lieu of fractional shares of Chesapeake Common Stock, if any, in accordance with the terms of the Merger Agreement.

Immediately following the Effective Time, the Surviving Corporation will be merged with and into LLC Sub, with LLC Sub continuing as the surviving entity and as a wholly owned subsidiary of Chesapeake. On January 10, 2024, the board of directors of Southwestern, the board of directors of Chesapeake, the managing member of LLC Sub and the board of directors of Merger Sub unanimously approved the Merger Agreement.

The Merger Agreement also specifies the treatment of outstanding Southwestern equity awards in connection with the Merger, which shall be treated as follows at the Effective Time:

●	each Company Option Award (as defined in the Merger Agreement) that is outstanding and unexercised immediately prior to the Effective Time will cease to represent a right to acquire shares of Southwestern Common Stock and will be automatically canceled and terminated without consideration payable or owed;

●	each outstanding Company Restricted Stock Award (as defined in the Merger Agreement) will automatically become fully vested and the restrictions with respect thereto will lapse and each such Company Restricted Stock Award will be converted into the right to receive the number of shares of Chesapeake Common Stock equal to (x) the Exchange Ratio, multiplied by (y) the total number of shares of Southwestern Common Stock attributable to such Company Restricted Stock Award;

●	each Company Restricted Stock Unit Award (as defined in the Merger Agreement) outstanding under Southwestern’s Nonemployee Director Deferred Compensation Plan will automatically become fully vested as of the Closing Date (as defined in the Merger Agreement) and be canceled and converted into the right to receive the number of shares of Chesapeake Common Stock equal to (x) the Exchange Ratio, multiplied by (y) the total number of shares of Southwestern Common Stock attributable to such Company Restricted Stock Unit Award together with accrued dividend equivalent payments, in each case issuable and payable at the time(s) as specified in Southwestern’s Nonemployee Director Deferred Compensation Plan and in accordance with the applicable director’s deferral elections as set forth in the applicable deferred compensation agreement;

●	each outstanding Company Restricted Stock Unit Award that was granted pursuant to Southwestern’s 2013 Incentive Plan, or was granted prior to the date of the Merger Agreement and is held by an employee of the Company or its subsidiaries that is terminated upon or immediately after the Effective Time, and, in either case, that is subject only to time-based vesting conditions will be deemed to be fully vested as of the Closing Date, and each such Company Restricted Stock Unit Award will be canceled and converted into the right to receive a number of shares of Chesapeake Common Stock equal to (x) the Exchange Ratio, multiplied by (y) the total number of shares of Southwestern Common Stock subject to each such Company Restricted Stock Unit Award, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

●	each outstanding Company Restricted Stock Unit Award that was granted pursuant to Southwestern’s 2022 Incentive Plan (other than those described in the third bullet point of this list), and that is subject only to time-based vesting conditions, will be canceled and converted into an award of restricted stock units (each, a “Chesapeake RSU Award”) in respect of the number of shares of Chesapeake Common Stock (rounded to the nearest whole share) equal to the product of (x) the total number of shares of Southwestern Common Stock subject to such Company Restricted Stock Unit Award immediately prior to the Effective Time multiplied by (y) the Exchange Ratio. Such Chesapeake RSU Award will vest and be payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in Chesapeake Common Stock);

●	each outstanding Company Performance Unit Award (as defined in the Merger Agreement) that was granted pursuant to Southwestern’s 2013 Incentive Plan or was granted prior to the date of the Merger Agreement and is held by an employee of Southwestern or its subsidiaries that is terminated upon or immediately after the Effective Time will automatically be deemed to be fully vested and payable at the greater of (x) the level based on actual performance determined immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (y) target level (the number of shares of Southwestern Common Stock payable pursuant to the foregoing, the “Earned Company Performance Shares”) and will be canceled and converted into the right to receive a number of shares of Chesapeake Common Stock equal to the Exchange Ratio multiplied by the number of Earned Company Performance Shares, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

●	each outstanding Company Performance Unit Award that was granted pursuant to Southwestern’s 2022 Incentive Plan (other than those described in the immediately foregoing bullet point) will be deemed to correspond to a number of Earned Company Performance Shares determined in the same manner as described in the foregoing bullet point and will be canceled and converted into a Chesapeake RSU Award in respect of the number of shares of Chesapeake Common Stock (rounded to the nearest whole share) equal to the number of Earned Company Performance Shares with respect to such Company Performance Unit Award multiplied by the Exchange Ratio. Such Chesapeake RSU Award shall vest and be payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in Chesapeake Common Stock);

●	each outstanding Company Performance Cash Unit Award (as defined in the Merger Agreement) that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or was granted prior to the date of the Merger Agreement and is held by an employee of Southwestern or its Subsidiaries that is terminated upon or immediately after the Effective Time will automatically be deemed to be fully vested as of the Closing Date and payable in cash in an amount equal to $1.00 for each unit granted under such Company Performance Cash Unit Award multiplied by the greater of (x) the percentage earned based on actual performance determined immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (y) 100% (the “Cash Unit Award Amount”); and

●	was granted pursuant to Southwestern’s 2022 Incentive Plan (other than those described in the immediately foregoing bullet point) will be deemed earned at a level equal to the Cash Unit Award Amount and such amount will vest and be payable in cash at the end of the original performance period associated with the corresponding Company Performance Cash Unit Award and will otherwise be subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement.

The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (a) receipt of the required approvals from the stockholders of Southwestern and Chesapeake, (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and no agreement between or commitment by the Parties and any governmental entity not to consummate the Merger being in effect, (c) no law or governmental order being in effect restraining, enjoying, making illegal or unlawful, or otherwise prohibiting the consummation of the Merger, (d) Chesapeake’s registration statement on Form S-4 (the “Registration Statement”) to register the Chesapeake Common Stock to be issued pursuant to the Merger Agreement having been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and not being subject to any stop order or proceeding, and (e) the shares of Chesapeake Common Stock issuable to holders of shares of Southwestern Common Stock pursuant to the Merger Agreement having been authorized for listing on the Nasdaq Global Select Market, subject to official notice of issuance. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), and the receipt of an officer’s certificate from the other party to such effect. Additionally, Southwestern’s obligation to consummate the Merger is conditioned on its receipt from legal counsel that the Merger will qualify as a “reorganization” within Section 368(a) of the Tax Code.

The Merger Agreement contains customary representations and warranties of Southwestern and Chesapeake relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Southwestern and Chesapeake, including, subject to certain exceptions, covenants relating to conducting their respective businesses in the ordinary course consistent with past practice and refraining from taking certain actions, excepting in each case actions expressly permitted or required by the Merger Agreement, required by law or consented to by the other party in writing. Southwestern and Chesapeake also agreed to use their respective reasonable best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act, subject to certain limitations set forth in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, Southwestern and Chesapeake will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions as set forth in the Merger Agreement. Southwestern and Chesapeake are required to call a meeting of their respective stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement.

The Merger Agreement contains termination rights for each of Southwestern and Chesapeake, including, among others, (a) if the consummation of the Merger does not occur on or before the date that is 12 months from the date of the Merger Agreement, which date would be automatically extended to 18 months from the date of the Merger Agreement for lack of antitrust clearance or other antitrust-related obstacles to closing, (b) if either Chesapeake’s or Southwestern’s stockholders fail to approve a required proposal in connection with the Merger; (c) if a final and nonappealable governmental order or law permanently prohibits the Merger; (d) if the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain conditions; (e) if the other party’s board of directors has changed its recommendation in connection with the Merger; (f) in order to enter into a Superior Proposal (as defined in the Merger Agreement); and (g) if the other party or its directors or executive officers willfully and materially breaches its non-solicitation obligations. Upon termination of the Merger Agreement under specified circumstances, Chesapeake or Southwestern, as applicable, would be required to pay the other party a termination fee. In addition, if the Merger Agreement is terminated due to a failure of Chesapeake’s stockholders or Southwestern’s stockholders to approve the applicable proposals in connection with the Merger, Chesapeake or Southwestern, as applicable, may be required to reimburse the other party for its expenses.

As of the Effective Time, Chesapeake will cause its name and NASDAQ ticker symbol to be changed to such name and ticker symbol determined in consultation in good faith with Southwestern. At the Effective Time, Chesapeake is required to take all necessary actions to cause four current members of the board of directors of Southwestern, who are selected by Southwestern’s board of directors and are reasonably acceptable to Chesapeake, to be appointed to the board of directors of Chesapeake immediately following the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Southwestern. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Southwestern’s public disclosures.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation regarding the Merger, which is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This report includes certain statements that may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact or present financial information, included in this report that address activities, outcomes and other matters that Southwestern or Chesapeake expects, believes or anticipates will or may occur in the future, including, without limitation, statements regarding the proposed transaction between Southwestern and Chesapeake (the “proposed transaction”), the expected closing of the proposed transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including an expected accretion to earnings and free cash flow and dividend payments, are forward looking statements. Although we and Chesapeake believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance. We and Chesapeake have no obligation and make no undertaking to publicly update or revise any forward-looking statements, except as may be required by law.

Forward-looking statements include the items identified in the preceding paragraph, information concerning possible or assumed future results of operations and other statements in this report identified by words such as “anticipate,” “intend,” “plan,” “project,” “predict,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “shall,” “become,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “forecast,” “model,” “target,” or similar words. Statements may be forward-looking even in the absence of these particular words.

You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect our operations, markets, products, services and prices and cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are based on current beliefs of the management of Southwestern and Chesapeake, based on currently available information, as to the outcome and timing of future events. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the risk that Southwestern’s and Chesapeake’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the possibility that stockholders of Chesapeake may not approve the issuance of new shares of Chesapeake Common Stock in the proposed transaction or that stockholders of Chesapeake or stockholders of Southwestern may not approve the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the risk the parties do not receive regulatory approval of the proposed transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that changes in Chesapeake’s capital structure and governance could have adverse effects on the market value of its securities; the ability of Southwestern and Chesapeake to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on Southwestern’s and Chesapeake’s operating results and business generally; the risk the proposed transaction could distract management from ongoing business operations or cause Southwestern and/or Chesapeake to incur substantial costs; the risk of any litigation relating to the proposed transaction; the risk that Chesapeake may be unable to reduce expenses or access financing or liquidity; the impact of COVID-19 or other diseases; the impact of adverse changes in interest rates and inflation; and the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters. All such factors are difficult to predict and are beyond our and Chesapeake’s control, including those detailed in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on our website at www.swn.com under the “Investors” tab and on the website of the SEC at www.sec.gov, and those detailed in Chesapeake’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Chesapeake’s website at http://investors.chk.com/ and on the website of the SEC.

Should one or more of the risks or uncertainties described above or elsewhere in this report occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. We specifically disclaim all responsibility to update publicly any information contained in a forward-looking statement or any forward-looking statement in its entirety and therefore disclaim any resulting liability for potentially related damages.

All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed with the SEC and Where to Find It

In connection with the proposed transaction between Southwestern and Chesapeake, Chesapeake intends to file with the SEC the Registration Statement to register the shares of Chesapeake’s common stock to be issued in connection with the proposed transaction. The Registration Statement will include a document that serves as a prospectus of Chesapeake and joint proxy statement of Southwestern and Chesapeake (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY Southwestern AND Chesapeake WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Southwestern AND Chesapeake, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

After the Registration Statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to stockholders of Southwestern and stockholders of Chesapeake as of the record date. Investors will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Southwestern and Chesapeake with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Southwestern, including the joint proxy statement/prospectus (when available), will be available free of charge from Southwestern’s website at www.swn.com under the “Investors” tab. Copies of documents filed with the SEC by Chesapeake, including the joint proxy statement/prospectus (when available), will be available free of charge from Chesapeake’s website at http://investors.chk.com/.

Participants in the Solicitation

Southwestern and certain of its directors, executive officers and other members of management and employees, Chesapeake, and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Southwestern’s stockholders and the solicitation of proxies from Chesapeake’s stockholders, in each case with respect to the proposed transaction. Information about Southwestern’s directors and executive officers is available in Southwestern’s Annual Report on Form 10-K for the 2022 fiscal year filed with the SEC on February 23, 2023 and its definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on April 5, 2023, and in the joint proxy statement/prospectus (when available). Information about Chesapeake’s directors and executive officers is available in its Annual Report on Form 10-K for the 2022 fiscal year filed with the SEC on February 22, 2023 and its definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on April 28, 2023, and the joint proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Stockholders of Southwestern, stockholders of Chesapeake, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Descriptions
2.1*	Agreement and Plan of Merger, dated January 10, 2024, by and among Southwestern Energy Company, Chesapeake Energy Corporation, Hulk Merger Sub, Inc. and Hulk LLC Sub, LLC.
99.1	Investor Presentation, dated January 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Southwestern hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 11, 2024	By:	/s/ CHRIS LACY
	Name:	Chris Lacy
	Title:	Senior Vice President, General Counsel & Secretary